                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 23, 2000
                                                          --------------


                            VEREX LABORATORIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                     0-11232                   84-0580695
-------------------------------   ---------------------    ---------------------
(State or other jurisdiction of
      incorporation)              (Commission File No.)    (IRS Employer ID No.)


            14 Inverness Drive East, D-100, Englewood, Colorado 80112
            ---------------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (303) 799-4499


                                (Not Applicable)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            VEREX LABORATORIES, INC.

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  On June 23, 2000, Verex Laboratories, Inc. ("Registrant") dismissed Ehrhardt, Keefe, Steiner & Hottman P.C. ("EKS&H") as Registrant's independent principal accountant and engaged the services of Balukoff Lindstrom & Co., P.A. ("BL&Co."). EKS&H's report on the financial statements of the Registrant for the year ended June 30, 1997 stated in its report that the statements were prepared assuming that the Registrant will continue as a going concern and the report contained the firm's opinion that the Registrant's recurring operating losses and net capital deficiency raise substantial doubt about its ability to continue as a going concern. No audit was completed for the years ended June 30, 1998 and 1999.

                  The decision to dismiss EKS&H and engage BL&Co. was approved by unanimous written consent of the Board of Directors of the Registrant on June 21, 2000.

                  There have been no disagreements between EKS&H and Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The term "disagreement" is utilized in accordance with Item 304 of Regulation S-K.

                  Registrant provided EKS&H with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that EKS&H furnish it with a letter, addressed to the SEC, indicating that it agrees with the statements contained in this Current Report on Form 8-K and, if it does not agree, indicating the statements with which it does not agree. EKS&H provided such letter dated August 8, 2000, stating that they agreed with the statements made in the disclosure set out in the first and third paragraphs of the Form 8-K. The purpose of this Amendment is to file such letter, a copy of which is attached hereto as Exhibit 16.1.

ITEM 7.(c) EXHIBITS

16.1 Letter of Ehrhardt, Keefe, Steiner & Hottman P.C. regarding change in certifying accountant.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2000

                                     VEREX LABORATORIES, INC.


                                     By:   /s/  Patrick Bols
                                        -------------------------------------
                                            Patrick Bols
                                        -------------------------------------
                                        Its: President
                                            ---------------------------------